UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
 (Exact name of registrant as specified in charter)
227 West Monroe, Chicago, IL, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2015 - May 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	May 31, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2016.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of taxable municipal securities known as Build America Bonds or BABs. The Trust’s nonfundamental investment policy was changed during the period. Please see the Question & Answers section for more information on the modifications.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2016, the Trust provided a total return based on market price of 10.95% and a total return based on NAV of 7.25%. As of May 31, 2016, the Trust’s market price of $22.28 per share represented a discount of 4.38% to its NAV of $23.30 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.
From June 2015 through May 2016, the Trust paid monthly distributions of $0.13817 per share, representing an annualized distribution rate of 7.44% based on the Trust’s closing market price of $22.28 on May 31, 2016. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 46 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 65 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2016

To learn more about the Trust’s performance and investment strategy for the annual period ended May 31, 2016, we encourage you to read the Questions & Answers section of this report, which begins on page 5. We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Build America Bonds Managed Duration Trust
June 30, 2016

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2016

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; and James E. Pass, Senior Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2016.
What were the most important developments in the Trust over the past 12 months?
For the period, the Trust performed well relative to both major equity and fixed income indices, as the search for yield accelerated demand for bonds in the municipal sector. Anemic global economic growth has prompted central banks to move to a more accommodative stance, resulting in yields moving lower globally, even leading to increases in the amount of municipal debt owned by foreign buyers. The Trust experienced strong return for the period, 10.95% on a market price basis (7.25% on an NAV basis), compared with the 7.68% return of the Bank of America Merrill Lynch (BofA/ML) Build America Bond Index. The Trust benefited from lower duration, as rate volatility continued over the period, and spread compression within the fixed income market. The Trust continued holding interest rate swaps over the period to help protect the portfolio from interest rate volatility.
The Trust also made a change in its nonfundamental investment policy. It is discussed further below.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as BABs. Under normal market conditions, the Trust invests at least 80% of its managed assets (net assets plus leverage) (“Managed Assets”) in BABs. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”), municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings, pursuant to the Act. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market. In addition, because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited.
The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At May 31, 2016, the Trust’s duration was approximately 7 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)
The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps, and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser used derivative instruments to manage the duration of the Trust’s portfolio during the period. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.
Discuss the change in the Trust’s nonfundamental investment policy that occurred in the period.
The Trust will continue to pursue its primary investment objective of providing current income with a secondary objective of long-term capital appreciation. However, as a result of investment policy changes approved by the Trust’s Board of Trustees (the “Board”) in May 2016, the Trust will no longer be required to invest a specific percentage of its managed assets in BABs. The change becomes effective on July 26, 2016.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

Given the uncertainty around the continuation of the BABs program at the time of the Trust’s commencement of operations in 2010, the Trust’s initial public offering prospectus stated that if the BABs program was not extended and there ceased to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board intended to evaluate potential actions with respect to the Trust, which could include, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund, or termination of the Trust.
Given that there have been no new issuances of BABs, the investment policy changes described herein reflect the Board’s evaluation of the Trust pursuant to its prospectus. The Trust believes that these investment policy changes are appropriate at this time to potentially diversify the Trust’s portfolio by broadening its investment universe and providing portfolio management flexibility to take advantage of relative value opportunities in the taxable municipal market as a whole.
No other changes to the Trust’s other investment agencies or the Trust’s portfolio management team are currently anticipated, nor is it currently anticipated that there will be substantial portfolio turnover in conjunction with these changes in the immediate future.
Current Policy

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in BABs.
Under normal market conditions, the Trust may invest up to 20% of Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Reinvestment and Recovery Act, municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities, senior loans and other income producing securities.
The name of the Trust is Guggenheim Build America Bonds Managed Duration Trust

New Policy (Effective July 26, 2016)

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including BABs.
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including tax-exempt municipal securities, asset-backed securities, senior loans and other income producing securities.
The name of the Trust will be Guggenheim Taxable Municipal Managed Duration Trust

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

How will the Trust benefit from greater participation in the taxable municipal market?
Issuance of taxable municipal bonds offers issuers—such as states, local governments, and non-profit organizations—an opportunity to diversify bondholders and allows funding of certain projects not eligible for tax-exempt bonds. Prior to the creation of the BABs Program and other federally sponsored programs, taxable municipal issuance had averaged approximately $35 billion per year or roughly 10% of total municipal issuance. During the BAB years (2009 and 2010), over $187 billion of taxable municipal bonds were issued. Today, average annual taxable municipal issuance is approximately $30 billion. Although BABs are no longer issued, they do trade actively in the secondary market. Unlike BABs, a primary market for taxable municipal bonds does exist, creating an investment opportunity for the Trust.
Characteristics for taxable municipal bonds resemble BABs although private higher education institutions and health care organizations, who were not eligible to issue BABs, have been historically active issuers. The Barclays Taxable Municipal Index has twice as many taxable municipals as the BAB Index, indicating a broader investment universe for the Trust.
What is the current outlook for Build America Bonds?
The ongoing effects of federal sequestration—automatic spending cuts that were negotiated as part of the fiscal cliff legislation in 2013—continue to hang over the BABs market. One ongoing impact is reductions in the federal subsidy used to pay the coupon on BABs. It was cut by more than 7% in each of the past two years and is being cut almost 7% for fiscal 2016. The lower subsidy effectively increases the cost of borrowing for issuers. The reduction in the subsidy may allow issuers to redeem bonds early, and certain issuers have begun to refund BABs with municipal bonds, and as we approach 2019 and thereafter, more state and local governments may elect to do the same.
What were the significant events affecting the economy and market environment over the past 12 months?
Much of the 12 months ended May 31, 2016, was marked by heightened market volatility. The macro drivers of this volatility included mixed signals on U.S. economic growth, the vagaries of the oil market, and increased monetary accommodation by global central banks.
Gross Domestic Product (“GDP”) growth in the first quarter of 2016 is now estimated to have been 1.1%, but early estimates were much lower. Net exports and an ongoing inventory adjustment contributed to the number being weaker than prior annual growth figures, but the drag from these components could be transitory. Part of the weakness could be attributed to “residual seasonality,” a statistical quirk that biases GDP growth downward in the winter months while boosting growth in the second and third quarters.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

The New York Federal Reserve’s Nowcast and the Atlanta Federal Reserve’s GDPNow models are predicting second quarter GDP to be above 2% as of the end of May 2016, thanks in part to the easing of financial conditions since February. But, news that only 38,000 new jobs were added in May rattled the markets and is suggestive that there could still be challenges ahead. While payroll growth has downshifted from an average monthly rate of 282,000 in the fourth quarter of 2015 to 116,000 in the three months through May, this may be a more sustainable pace of net job creation. Guggenheim forecasts further slowdown in payroll growth over the next few months, with rising labor productivity bridging the gap between faster GDP growth and slower job gains.
Guggenheim now expects the U.S. Federal Reserve (the “Fed”) to delay its next rate hike until December. In our view, policymakers will be watching slowing Chinese growth, the aftermath of the Brexit vote in June, and the U.S. presidential election in November. Fed officials have given greater weight to global economic developments in their policy framework, which in practice means that the Federal Open Market Committee (FOMC) has become less tolerant of financial market turbulence and more tolerant of inflation at the margin. We see this dovish shift as benefiting U.S. credit markets and inflation-sensitive assets.
A more accommodative Fed outlook has pushed interest rates lower and weakened the U.S. dollar, which depreciated by around 3% on a trade-weighted basis between January and the end of May. Oil prices have benefited from dollar weakness. Our research team’s oil model indicates that WTI oil prices will average around $45 per barrel for the remainder of 2016. In sum, solid but unspectacular economic growth, a cautious Fed, and improving oil market supply-demand fundamentals underpin our positive outlook for the U.S. economy, which should continue to support a historically low default environment for credit.
How did the Trust perform for the 12 months ended May 31, 2016?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2016, the Trust provided a total return based on market price of 10.95% and a total return based on NAV of 7.25%. As of May 31, 2016, the Trust’s market price of $22.28 per share represented a discount of 4.38% to its NAV of $23.30 per share. As of May 31, 2015, the Trust’s market price of $21.64 per share represented a discount of 7.32% to its NAV of $23.35 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.
From June 2015 through May 2016, the Trust paid monthly distributions of $0.13817 per share, representing an annualized distribution rate of 7.44% based on the Trust’s closing market price of $22.28 on May 31, 2016. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 46 for more information on distributions for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

Why did the Trust accrue excise tax during the period?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

How did other markets perform in this environment for the 12-month period ended May 31, 2016?
Barclays U.S. Aggregate Bond Index	2.99%
Barclays U.S. Corporate High Yield Index	-0.81%
Credit Suisse Leveraged Loan Index	0.58%
BofA/ML ABS Master BBB-AA Index	1.84%
S&P 500 Index	1.72%

Discuss Trust asset allocation for the 12-month period ended May 31, 2016.
The Trust’s asset allocation did not change significantly over the 12-month period. Approximately 90% of the Trust’s long-term investments (excluding cash) remain in BABs and Qualified School Construction Bonds (QSCBs), which are qualifying investments given the Trust’s policy in effect at the end of the period of investing at least 80% of its Managed Assets in BABs. The rest of the Trust’s Managed Assets, approximately 10% of the Trust’s long-term investments, were invested in non-BABs securities, such as asset-backed securities (ABS), bank loans, and high yield corporate bonds.
Discuss the Trust’s performance and sectors the Trust is most heavily invested in.
The municipal market started the fiscal year strong, with outperformance in both the tax-exempt municipal and taxable municipal sectors. Spread-tightening in the taxable municipal sector (including BABs and QSCBs) and the non-BABs portion of the portfolio contributed to performance for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

The Trust’s BABs portfolio performance was driven by favorable security selection and lower interest rate sensitivity than the benchmark amid ongoing rate volatility. The Trust slightly lowered duration over the period and slightly increased credit quality, to help manage risk. In addition, the Trust held interest rate swaps over the period to help manage the cost of leverage and to manage duration. The Trust continued to focus on A-rated taxable municipals in credit selection.
As for the Trust’s non-BABs components, ABS performance lagged that of the Build America Bonds Index, but outperformed bank loans and high yield for the period. Much of the non-BABs exposure is floating rate, which acts as a buffer to market volatility.
In its high yield allocation, the Trust continues to favor companies with strong cash flows, recurring revenue streams, and high-quality margins that should remain the focus in the later stages of the credit cycle. The Trust believes in staying up in quality in its high yield holdings, as times of uncertainty have been accompanied by higher volatility in lower-quality assets.
What is the Trust’s leverage (borrowing) strategy?
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return during this period. The Trust utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of May 31, 2016, the Trust’s leverage was approximately 27% of Managed Assets, slightly above the level from one year ago. The Trust currently employs leverage through reverse repurchase agreements with at least three different counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2016

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The BofA/ML ABS Master BBB-AA Index is a subset of The BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.

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TRUST SUMMARY (Unaudited)	May 31, 2016

Trust Statistics
Share Price	$22.28
Net Asset Value	$23.30
Discount to NAV	-4.38%
Net Assets ($000)	$405,820

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/28/10)
Guggenheim Build America Bonds Managed Duration Trust
NAV	7.25%	7.01%	9.88%	10.90%
Market	10.95%	7.29%	10.53%	9.52%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Total Net Assets
Municipal Bond	112.1%
Asset Backed Securities	10.6%
Senior Floating Rate Interests	5.3%
Corporate Bonds	4.8%
Preferred Stocks	1.2%
Collateralized Mortgage Obligations	0.5%
Short Term Investments	0.2%
Common Stocks	0.0%*
Total Investments	134.7%
Other Assets & Liabilities, net	-34.7%
Net Assets	100.0%
*Less than 0.1%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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TRUST SUMMARY (Unaudited) continued	May 31, 2016

Ten Largest Holdings	% of Total Net Assets
New Jersey Turnpike Authority Revenue Bonds, 7.10%	3.6%
State of West Virginia, Higher Education Policy Commission,
Revenue Bonds, Federally Taxable Build America Bonds 2010, 7.65%	3.6%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds, 8.57%	3.4%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds, 7.09%	3.4%
California, General Obligation Bonds, Various Purpose,
Taxable Build America Bonds, 7.70%	3.0%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds, 6.50%	2.9%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds, 7.00%	2.9%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds, 7.00%	2.9%
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds, 6.70%	2.8%
County of Miami-Dade Florida Transit System Revenue Bonds, 6.91%	2.8%
Top Ten Total	31.3%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.

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TRUST SUMMARY (Unaudited) continued	May 31, 2016

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	2.1%
AA	49.9%
A	27.5%
BBB	9.7%
BB	2.9%
B	5.7%
CCC	0.2%
D	0.0%***
NR**	0.9%
Other Instruments
Preferred Stocks	0.9%
Common Stocks	0.1%
Short Term Investments	0.1%
Total Investments	100.0%

*	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to
D (lowest). All securities except for “NR”, or not rated, have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
**	NR securities do not necessarily indicate low credit quality.
*** Less than 0.1%.

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TRUST SUMMARY (Unaudited) continued	May 31, 2016

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PORTFOLIO OF INVESTMENTS		May 31, 2016

	Shares	Value
COMMON STOCKS – 0.0%**
Technology – 0.0%**
Aspect Software, Inc*,†††,1	6,275	$ 178,844
Communications – 0.0%**
Cengage Learning Acquisitions, Inc.*,††	3,457	71,733
Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc*,†††,1	18,415	28,175
Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,1	335,401	24
Total Common Stocks
(Cost $401,140)		278,776
PREFERRED STOCKS – 1.2%
Industrial – 1.2%
Seaspan Corp.
9.50%*,††,2,3	200,000	5,060,000
Financial 0.0%**
GSC Partners CDO Fund V Ltd.
11/20/16*,†††,1,5,6	475	–
Total Preferred Stocks
(Cost $5,024,927)		5,060,000

	Face
	Amount	Value
SHORT TERM INVESTMENTS† – 0.2%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.17%[7]	$ 649,491	649,491
Total Short Term Investments
(Cost $649,491)		649,491

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1%
California – 22.7%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds[8]
7.00% due 07/01/41	10,000,000	11,767,700
7.00% due 07/01/41	10,000,000	11,748,400
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[8]
7.10% due 08/01/40	7,755,000	10,537,649
6.80% due 08/01/30	2,245,000	2,857,009

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1% (continued)
California – 22.7% (continued)
California, General Obligation Bonds, Various Purpose,
Taxable Build America Bonds[8]
7.70% due 11/01/30[2]	$10,000,000	$ 12,160,899
Oakland Unified School District, County of Alameda, California,
Taxable General Obligation Bonds, Election of 2006,
Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33[2]	10,000,000	11,066,000
Long Beach Unified School District, California, Qualified School
Construction Bonds, Federally Taxable, Election of 2008,
General Obligation Bonds
5.91% due 08/01/25	7,500,000	9,008,550
Metropolitan Water District, Southern California, Water Revenue Bonds,
2010 Authorization, Taxable Build America Bonds[8]
6.95% due 07/01/40	5,000,000	5,893,400
Riverside Community College District, Riverside County, California,
Election of 2004 General Obligation Bonds, Taxable Build America Bonds[8]
7.02% due 08/01/40[2]	5,000,000	5,797,400
Sonoma Valley Unified School District, General Obligation, Federally Taxable Bonds
7.12% due 08/01/28[2]	3,330,000	3,881,115
Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds,
Culver City Redevelopment Project
8.00% due 11/01/20	3,000,000	3,247,380
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America Bonds,
Federally Taxable[8]
7.25% due 08/01/28[2]	1,025,000	1,308,587
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/26[2]	1,000,000	1,176,450
Cypress Elementary School District (Orange County, California),
General Obligation Bonds, Direct Pay Qualified School
Construction Bonds, 2008 Election
6.65% due 08/01/25[2]	660,000	792,191
6.05% due 08/01/21[2]	340,000	382,344
Alhambra Unified School District, Elementary Schools Improvement
District, Los Angeles County, California, Election of 2008 General
Obligation Bonds, Federally Taxable
6.70% due 02/01/26[2]	500,000	633,520
Total California		92,258,594
Illinois – 10.9%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Build America Program, Taxable[8]
8.15% due 04/01/41	5,000,000	5,704,649
7.95% due 04/01/35[2]	4,500,000	5,126,625

See notes to financial statements.

18 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1% (continued)
Illinois – 10.9% (continued)
Chicago, Illinois, Second Lien Wastewater Transmission Revenue
Project Bonds, Taxable Build America Bonds[8]
6.90% due 01/01/40[2]	$ 5,100,000	$ 6,516,932
City of Chicago Illinois General Obligation Unlimited
5.43% due 01/01/42[2]	4,015,000	3,306,473
6.26% due 01/01/40[2]	3,575,000	3,178,533
Illinois, General Obligation Bonds, Taxable Build America Bonds[8]
7.35% due 07/01/35	5,000,000	5,655,900
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[8]
6.74% due 11/01/40[2]	2,990,000	3,787,523
Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds,
Dedicated Revenues, Taxable Build America Bonds[8]
6.52% due 12/01/40[2]	5,000,000	3,758,450
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Council Project,
Recovery Zone Economic Development Bonds
7.23% due 10/15/35[2]	3,000,000	3,349,140
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project,
Build America Bonds[8]
7.03% due 04/15/32[2]	2,000,000	2,242,920
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	1,015,030
6.73% due 04/01/35	200,000	219,788
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39[2]	195,000	149,764
Total Illinois		44,011,727
Washington – 10.4%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[8]
7.40% due 04/01/41[2]	6,675,000	9,716,264
7.10% due 04/01/32	3,325,000	4,432,657
Public Hospital District No. 1, King County, Washington, Valley Medical Center,
Hospital Facilities Revenue Bonds
8.00% due 06/15/40[2]	5,800,000	6,730,030
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[8]
6.79% due 07/01/40	5,000,000	6,640,450
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[8]
6.50% due 05/01/30[2]	5,000,000	6,184,800
City of Anacortes Washington Utility System Revenue Revenue Bonds
6.48% due 12/01/30[2]	5,000,000	5,729,250

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1% (continued)
Washington – 10.4% (continued)
City of Auburn Washington Utility System Revenue Revenue Bonds
6.40% due 12/01/30[2]	$ 2,000,000	$ 2,209,360
Total Washington		41,642,811
New Jersey – 6.5%
New Jersey Turnpike Authority Revenue Bonds
7.10% due 01/01/41	10,000,000	14,786,500
Camden County Improvement Authority, Camden County, New Jersey,
Lease Revenue Bonds, Cooper Medical School of Rowan University Project
7.75% due 07/01/34[2]	8,000,000	9,324,160
7.85% due 07/01/35[2]	2,000,000	2,331,120
Total New Jersey		26,441,780
New York – 6.5%
Westchester County Health Care Corporation,
Revenue Bonds, Taxable Build America Bonds[8]
8.57% due 11/01/40[2]	10,000,000	13,703,400
Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Build America Bonds[8]
6.55% due 11/15/31	5,000,000	6,694,900
7.13% due 11/15/30	5,000,000	6,040,700
Total New York		26,439,000
Pennsylvania – 6.3%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds –
(Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[2]	10,720,000	10,925,181
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[2]	6,870,000	9,056,996
Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds[8]
7.14% due 12/15/35[2]	4,865,000	5,466,265
Total Pennsylvania		25,448,442
Texas – 6.2%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds[8]
7.09% due 01/01/42[2]	10,000,000	13,696,700
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds[8]
6.70% due 08/15/36[2]	10,000,000	11,473,400
Total Texas		25,170,100

See notes to financial statements.

20 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1% (continued)
Indiana – 6.2%
Noblesville Multi-School Building Corporation, Hamilton County,
Indiana, Taxable Unlimited Ad Valorem Property Tax First
Mortgage Bonds, Build America Bonds[8]
6.50% due 07/15/30	$10,000,000	$ 11,776,100
Evansville-Vanderburgh Independent School Building Corporation,
Unlimited Taxable Ad Valorem Property Tax First Mortgage Bonds
6.50% due 01/15/30[2]	8,690,000	10,147,748
Knox County, Indiana, Good Samaritan Hospital Project, Taxable Economic
Development Revenue Bonds, Qualified Energy Conservation Bonds –
Direct Payment, Series 2012B
5.90% due 04/01/34[2]	2,920,000	3,210,569
Total Indiana		25,134,417
Michigan – 5.7%
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Build America Bonds,8
6.85% due 05/01/40[2]	5,000,000	5,221,300
Whitehall District Schools, Muskegon County, Michigan, 2010 School Building
and Site Bonds, General Obligation, Unlimited Tax Bonds,
Taxable Qualified School Construction Bonds
6.10% due 05/01/26[2]	2,500,000	2,703,050
6.50% due 05/01/29[2]	2,000,000	2,153,240
Fraser Public School District, Macomb County, Michigan, General
Obligation Federally Taxable School Construction Bonds,
2011 School Building and Site Bonds
6.05% due 05/01/26[2]	3,000,000	3,369,510
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[2]	2,640,000	3,310,348
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Qualified
School Construction Bonds
6.65% due 05/01/29[2]	2,640,000	2,940,722
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,702,119
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[2]	1,000,000	1,127,150
Comstock Park Public Schools, Kent County, Michigan, 2011 School Building
and Site Bonds, General Obligation – Unlimited Tax, Federally Taxable –
Qualified School Construction Bonds – Direct Payment
6.30% due 05/01/26[2]	415,000	465,589
Total Michigan		22,993,028

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1% (continued)
Florida – 4.2%
County of Miami-Dade Florida Transit System Revenue Bonds
6.91% due 07/01/39[2]	$10,000,000	$ 11,299,900
Orlando, Florida, Community Redevelopment Agency, Taxable Tax
Increment Revenue Build America Bonds[8]
7.78% due 09/01/40[2]	5,000,000	5,919,350
Total Florida		17,219,250
West Virginia – 3.6%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[8]
7.65% due 04/01/40[2]	10,000,000	14,744,600
Ohio – 3.3%
American Municipal Power, Inc., Combined Hydroelectric Projects
Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[2]	5,000,000	6,747,450
Madison Local School District, Richland County, Ohio, School
Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29[2]	2,500,000	2,919,750
Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System,
Build America Bonds, Taxable[8]
8.22% due 02/15/40[2]	1,950,000	2,478,314
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	1,230,000	1,339,851
Total Ohio		13,485,365
Colorado – 3.0%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds[8]
7.02% due 03/15/31[2]	7,500,000	8,876,625
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28[2]	2,500,000	3,383,825
Total Colorado		12,260,450
Vermont – 2.7%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[8]
7.21% due 07/01/40[2]	7,500,000	8,484,075
6.10% due 07/01/25[2]	2,155,000	2,421,574
Total Vermont		10,905,649

See notes to financial statements.

22 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued May 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1% (continued)
Alabama – 2.7%
Alabama State University, General Tuition and Fee Revenue Bonds,
Taxable Direct-Pay Build America Bonds[8]
7.20% due 09/01/38[2]	$ 5,000,000	$ 5,424,800
7.10% due 09/01/35[2]	3,000,000	3,236,370
7.25% due 09/01/40[2]	2,000,000	2,184,100
Total Alabama		10,845,270
Nevada – 2.6%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[8]
7.90% due 07/01/40	5,050,000	5,958,545
7.60% due 07/01/30	1,500,000	1,765,380
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds[8]
6.88% due 07/01/42[2]	1,425,000	1,596,656
Las Vegas Valley Water District, Nevada, Limited Tax General
Obligation Water Bonds, Taxable Build America Bonds[8]
7.10% due 06/01/39[2]	1,200,000	1,367,472
Total Nevada		10,688,053
Louisiana – 2.4%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[2]	8,000,000	8,716,960
Tangipahoa Parish Hospital Service District No. 1, Louisiana,
Taxable Hospital Revenue Bonds, North Oaks Health
System Project, Build America Bonds[8]
7.20% due 02/01/42[2]	1,055,000	1,125,833
Total Louisiana		9,842,793
Mississippi – 1.9%
Medical Center Educational Building Corporation, Taxable Build
America Bonds, University of Mississippi Medical Center
Facilities Expansion and Renovation Project[8]
6.84% due 06/01/35[2]	5,000,000	5,694,250
Mississippi, Hospital Equipment and Facilities Authority, Taxable
Build America Revenue Bonds, Forrest County General Hospital Project[8]
7.27% due 01/01/32	1,000,000	1,108,500
7.39% due 01/01/40[2]	905,000	999,048
Total Mississippi		7,801,798
South Carolina – 1.7%
County of Horry South Carolina Airport Revenue Revenue Bonds
7.33% due 07/01/40[2]	5,000,000	6,739,700
Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation,
DeKalb County Public Schools Project
5.21% due 12/01/22[2]	5,000,000	5,656,850

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.1% (continued)
South Dakota – 0.9%
Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone
Economic Development Bonds
7.50% due 12/15/40	$ 3,490,000	$ 3,756,462
Puerto Rico – 0.3%
Puerto Rico Electric Power Authority Revenue Bonds
5.25% due 07/01/32	1,000,000	1,027,360
0.94% due 07/01/29[4]	400,000	288,416
Total Puerto Rico		1,315,776
Total Municipal Bonds
(Cost $380,927,954)		454,801,915
ASSET BACKED SECURITIES†† – 10.6%
Collateralized Loan Obligations – 9.1%
Churchill Financial Cayman Ltd.
2007-1A, 1.88% due 07/10/19[2,4,6]	2,000,000	1,956,322
2007-1A, 8.37% due 07/10/19[2,6]	1,000,000	1,003,957
2007-1A, 3.23% due 07/10/19[2,4,6]	1,000,000	985,139
OCP CLO Ltd.
2012-2A, 6.35% due 11/22/23[4,6]	1,000,000	849,202
2014-6A, 5.58% due 07/17/26[4,6]	1,000,000	704,930
2015-9A, 4.33% due 07/15/27[4,6]	250,000	219,083
2014-6A, 4.28% due 07/17/26[4,6]	250,000	217,274
2013-4A, 5.64% due 10/24/25[4,6]	250,000	184,618
CIFC Funding Ltd.
2014-1A, 5.88% due 04/18/25[4,6]	750,000	435,207
2014-1A, 3.70% due 08/14/24[4,6]	400,000	394,742
2013-2A, 5.23% due 04/21/25[4,6]	500,000	366,962
2014-2A, 3.51% due 05/24/26[4,6]	250,000	244,583
2007-1A, 2.13% due 05/10/21[4,6]	200,000	188,281
2013-2A, 4.23% due 04/21/25[4,6]	200,000	170,170
KVK CLO Ltd.
2014-3A, 3.63% due 10/15/26[4,6]	1,000,000	890,762
2012-2A, 4.98% due 02/10/25[4,6]	750,000	709,006
KKR Financial CLO Ltd.
2007-1A, 5.63% due 05/15/21[4,6]	750,000	747,558
2007-1A, 2.88% due 05/15/21[2,4,6]	500,000	496,880
Atlas Senior Loan Fund IV Ltd.
2014-2A, 3.33% due 02/17/26[2,4,6]	1,000,000	966,879
Anchorage Capital CLO Ltd.
2012-1A, 3.43% due 01/13/25[2,4,6]	1,000,000	963,130
Fortress Credit Investments IV Ltd.
2015-4A, 4.13% due 07/17/23[4,6]	1,000,000	904,548
Ocean Trails CLO IV
2013-4A, 6.53% due 08/13/25[4,6]	1,000,000	657,850
2013-4A, 3.63% due 08/13/25[4,6]	250,000	239,723

See notes to financial statements.

24 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 10.6% (continued)
Collateralized Loan Obligations – 9.1% (continued)
Saranac CLO III Ltd.
2014-3A, 4.27% due 06/22/25[4,6]	$ 1,000,000	$ 807,868
Dryden XXXI Senior Loan Fund
2014-31A, 4.13% due 04/18/26[4,6]	900,000	794,971
Jamestown CLO VI Ltd.
2015-6A, 5.89% due 02/20/27[4,6]	1,250,000	782,930
Catamaran CLO Ltd.
2012-1A, 6.87% due 12/20/23[4,6]	1,250,000	734,450
THL Credit Wind River CLO Ltd.
2014-2A, 3.83% due 07/15/26[4,6]	750,000	716,934
Longfellow Place CLO Ltd.
2013-1A, 6.38% due 01/15/24[4,6]	750,000	581,808
Venture XX CLO Ltd.
2015-20A, 6.93% due 04/15/27[4,6]	900,000	580,394
Avery
2014-1X, 5.63% due 04/25/26[4]	1,000,000	554,107
Eastland CLO Ltd.
2007-1A, 0.97% due 05/01/22[2,4,6]	550,000	521,343
North End CLO Limited
2013-1A, 5.23% due 07/17/25[4,6]	750,000	509,324
Neuberger Berman CLO XV
2013-15A, 3.48% due 10/15/25[4,6]	500,000	495,008
ALM VII R Ltd.
2013-7RA, 4.09% due 04/24/24[4,6]	250,000	238,462
2013-7R2A, 4.09% due 04/24/24[4,6]	250,000	238,460
Marathon CLO VII Ltd.
2014-7A, 4.13% due 10/28/25[4,6]	500,000	473,809
Shackleton I CLO Ltd.
2012-1A, 5.38% due 08/14/23[4,6]	500,000	473,544
COA Summit CLO Limited
2014-1A, 3.43% due 04/20/23[4,6]	500,000	471,827
Silver Spring CLO Ltd.
2014-1A, 3.63% due 10/15/26[4,6]	500,000	428,807
Octagon Investment Partners XVII Ltd.
2013-1A, 5.79% due 10/25/25[4,6]	750,000	427,971
Galaxy XVI CLO Ltd.
2013-16A, 3.98% due 11/16/25[4,6]	500,000	419,496
MCF CLO I LLC
2013-1A, 6.38% due 04/20/23[4,6]	500,000	415,959
OHA Credit Partners VIII Ltd.
2013-8A, 4.13% due 04/20/25[4,6]	250,000	210,863
2013-8A, 5.03% due 04/20/25[4,6]	275,000	200,118

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 10.6% (continued)
Collateralized Loan Obligations – 9.1% (continued)
Saranac CLO II Ltd.
2014-2A, 4.29% due 02/20/25[4,6]	$ 500,000	$ 406,141
TICP CLO II Ltd.
2014-2A, 3.63% due 07/20/26[4,6]	400,000	390,127
Ocean Trails CLO V
2014-5A, 5.98% due 10/13/26[4,6]	500,000	381,199
Gramercy Park CLO Ltd.
2014-1A, 4.68% due 07/17/23[2,4,6]	250,000	240,583
2012-1A, 07/17/23[5,6]	250,000	125,468
WhiteHorse X Ltd.
2015-10A, 5.93% due 04/17/27[4,6]	500,000	359,430
NewMark Capital Funding CLO Ltd.
2014-2A, 5.43% due 06/30/26[4,6]	500,000	340,076
Cratos CLO Ltd.
2007-1A, 1.73% due 05/19/21[2,4,6]	300,000	292,563
Venture XII CLO Ltd.
2013-12A, 4.17% due 02/28/24[4,6]	250,000	250,207
Regatta V Funding Ltd.
2014-1A, 3.79% due 10/25/26[4,6]	250,000	250,031
DIVCORE CLO Ltd.
2013-1A, 4.33% due 11/15/32[2,4,6]	250,000	247,244
Cerberus Onshore II CLO LLC
2014-1A, 4.63% due 10/15/23[4,6]	250,000	246,008
Black Diamond CLO Delaware Corp.
2005-2A, 2.43% due 01/07/18[4,6]	250,000	245,450
Blue Hill CLO Ltd.
2013-1A, 3.63% due 01/15/26[4,6]	250,000	245,354
Race Point V CLO Ltd.
2014-5A, 4.38% due 12/15/22[4,6]	250,000	244,257
Greywolf CLO III Ltd.
2014-1A, 3.49% due 04/22/26[4,6]	250,000	243,303
Oaktree EIF II Series Ltd.
2014-A2, 3.83% due 11/15/25[4,6]	250,000	242,480
AMMC CLO XIII Ltd.
2013-13A, 6.39% due 01/26/26[4,6]	400,000	241,513
Battalion CLO Ltd.
2007-1A, 2.78% due 07/14/22[4,6]	250,000	240,261
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 4.19% due 10/22/26[4,6]	250,000	239,815
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.94% due 07/25/25[4,6]	250,000	236,438

See notes to financial statements.

26 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 10.6% (continued)
Collateralized Loan Obligations – 9.1% (continued)
Black Diamond CLO Ltd.
2014-1A, 3.48% due 02/06/26[4,6]	$ 250,000	$ 234,971
Rockwall CDO Ltd.
2007-1A A1LB, 1.19% due 08/01/24[4,6]	250,000	234,714
GoldenTree Loan Opportunities III Ltd.
2007-3A, 3.84% due 05/01/22[4,6]	250,000	233,561
Mountain Hawk I CLO Ltd.
2013-1A, 3.35% due 01/20/24[4,6]	250,000	233,526
Golub Capital Partners CLO 21M Ltd.
2014-21A, 3.94% due 10/25/26[4,6]	250,000	232,790
WhiteHorse VIII Ltd.
2014-1A, 3.39% due 05/01/26[4,6]	250,000	231,956
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 4.18% due 10/15/26[4,6]	250,000	231,581
Newstar Commercial Loan Funding LLC
2013-1A, 5.17% due 09/20/23[4,6]	250,000	219,040
Golub Capital Partners CLO 18 Ltd.
2014-18A, 4.64% due 04/25/26[2,4,6]	250,000	213,959
Octagon Investment Partners XXI Ltd.
2014-1A, 7.23% due 11/14/26[4,6]	250,000	212,238
TICP CLO I Ltd.
2014-1A, 5.14% due 04/26/26[4,6]	300,000	209,376
Octagon Investment Partners XV Ltd.
2013-1A, 5.38% due 01/19/25[4,6]	250,000	199,328
Regatta Funding Ltd.
2007-1X, 3.93% due 06/15/20[4]	200,000	194,021
KVK CLO 2013-2 Ltd.
2013-2A, 4.28% due 01/15/26[4,6]	250,000	193,198
Staniford Street CLO Ltd.
2014-1A, 4.13% due 06/15/25[4,6]	250,000	192,972
Octagon Investment Partners XX Ltd.
2014-1A, 5.88% due 08/12/26[4,6]	250,000	192,423
Gallatin CLO VII Ltd.
2014-1A, 4.39% due 07/15/23[2,4,6]	200,000	187,700
Pinnacle Park CLO Ltd.
2014-1A, 6.18% due 04/15/26[4,6]	300,000	176,710
Mountain Hawk II CLO Ltd.
2013-2A, 3.78% due 07/22/24[4,6]	250,000	175,647
Jamestown CLO III Ltd.
2013-3A, 5.23% due 01/15/26[4,6]	250,000	165,489
Octagon Investment Partners XXII Ltd.
2014-1A, 6.94% due 11/25/25[4,6]	250,000	162,769

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 10.6% (continued)
Collateralized Loan Obligations – 9.1% (continued)
Octagon Investment Partners XIV Ltd.
2012-1A, 7.13% due 01/15/24[4,6]	$ 250,000	$ 161,921
AIMCO CLO
2014-AA, 5.88% due 07/20/26[4,6]	250,000	146,936
Carlyle Global Market Strategies CLO Ltd.
2012-3A, 10/04/24[2,5,6]	250,000	139,905
Ares XXVI CLO Ltd.
2013-1A, 04/15/25[2,5,6]	250,000	115,763
Atlas Senior Loan Fund II Ltd.
2012-2A, 01/30/24[2,5,6]	250,000	115,155
Great Lakes CLO Ltd.
2012-1A, 01/15/23[2,5,6]	250,000	104,935
Finn Square CLO Ltd.
2012-1A, 12/24/23[5,6]	250,000	104,426
Ares XXV CLO Ltd.
2013-3A, 01/17/24[2,5,6]	250,000	98,117
West CLO Ltd.
2013-1A, 11/07/25[5,6]	250,000	65,786
BlackRock Senior Income Series Corp.
2004-1A,09/15/16†††,1,2,5,6	99,289	–
Total Collateralized Loan Obligations		36,664,120
Collateralized Debt Obligations – 1.5%
Gramercy Real Estate CDO Ltd.
2007-1A, 0.91% due 08/15/56[4,6]	1,665,644	1,529,257
N-Star REL CDO VIII Ltd.
2006-8A, 0.82% due 02/01/41[2,4,6]	1,500,000	1,409,655
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[6]	1,000,000	999,482
Putnam Structured Product Funding
2008-1A, 0.88% due 10/15/38[2,4,6]	599,195	595,762
SRERS Funding Ltd.
2011-RS A1B1, 0.69% due 05/09/46[4,5,6]	250,000	483,396
Putnam Structured Product CDO Ltd.
2002-1A, 1.12% due 01/10/38[2,4,6]	355,254	342,459
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.08% due 11/21/40[4,6]	250,000	237,770
Highland Park CDO I Ltd.
2006-1A, 1.06% due 11/25/51[4,6]	226,642	217,905
Pasadena CDO Ltd.
2002-1A, 1.47% due 06/19/37[4,6]	213,793	209,129
Diversified Asset Securitization Holdings II, LP
2000-1X, 1.12% due 09/15/35[4]	15,176	14,994
Total Collateralized Debt Obligations		6,039,809

See notes to financial statements.

28 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 10.6% (continued)
Transportation – 0.0%**
Raspro Trust
2005-1A, 1.02% due 03/23/24[2,4,6]	$ 57,148	$ 55,148
Bush Truck Leasing LLC
2011-AA, 5.00% due 09/25/18[2,9]	9,774	9,702
Total Transportation		64,850
Credit Cards – 0.0%**
Credit Card Pass-Through Trust
2012-BIZ, 0.00% due 12/15/49[2,6]	65,457	51,286
Total Asset Backed Securities
(Cost $42,816,848)		42,820,065
SENIOR FLOATING RATE INTERESTS††,4 – 5.3%
Technology – 2.2%
EIG Investors Corp.
6.00% due 02/09/23	5,034,828	4,694,977
Greenway Medical Technologies
6.00% due 11/04/20	735,375	700,445
TIBCO Software, Inc.
6.50% due 12/04/20	691,250	629,038
Avaya, Inc.
6.25% due 05/29/20	815,656	594,205
Advanced Computer Software
6.50% due 03/18/22	493,750	471,531
Aspect Software, Inc.
10.50% 05/25/20	446,158	439,466
GlobalLogic Holdings, Inc.
6.25% due 05/31/19	342,125	337,849
Sabre, Inc.
4.00% due 02/19/19	291,240	291,665
First Data Corp.
4.43% due 03/24/21	282,549	283,727
Micron Technology, Inc.
6.46% due 04/26/22	250,000	252,125
Quorum Business Solutions
5.75% due 08/07/21	216,836	213,584
Wall Street Systems
4.50% due 04/30/21	89,008	88,785
Total Technology		8,997,397

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4 – 5.3% (continued)
Industrial – 1.2%
NVA Holdings, Inc.
4.75% due 08/14/21	$ 1,091,018	$ 1,090,299
Transdigm, Inc.
3.75% due 06/04/21	491,250	490,882
Springs Industries, Inc.
7.50% due 06/01/21†††,1	500,000	488,627
LSF9 Cypress
7.25% due 10/09/22	498,750	483,788
NaNa Development Corp.
8.00% due 03/15/18	400,000	368,000
Hunter Defense Technologies
8.00% due 08/04/19	375,000	300,000
Prolamina
5.75% due 08/18/22	299,176	299,364
Data Device Corp.
7.00% due 07/15/20	290,306	288,129
Quanex Building Products Corp.
5.00% due 11/01/22	249,375	250,622
Amber Bidco Foster + Partners
4.28% due 06/30/21†††,1	250,000	246,345
SIRVA Worldwide, Inc.
7.50% due 03/27/19	237,282	224,824
SI Organization
5.75% due 11/22/19	172,394	171,532
Hunter Fan Co.
6.50% due 12/20/17	74,646	74,087
Total Industrial		4,776,499

Consumer, Cyclical – 0.6%
Ceridian Corp.
4.50% due 09/15/20	710,669	686,386
LA Fitness International LLC
5.50% due 07/01/20	482,011	478,097
Neiman Marcus Group, Inc.
4.25% due 10/25/20	244,987	224,367
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	196,652	195,668
Sears Holdings Corp.
5.50% due 06/30/18	199,234	189,272
Minimax Viking
4.00% due 08/14/20	148,504	148,226
Life Time Fitness
4.25% due 06/10/22	99,749	99,250

See notes to financial statements.

30 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4 – 5.3% (continued)
Consumer, Cyclical – 0.6% (continued)
Navistar, Inc.
6.50% due 08/07/20	$ 99,500	$ 93,966
J. Crew Group, Inc.
4.00% due 03/05/21	98,246	72,892
Container Store, Inc.
4.25% due 04/06/19	79,000	71,100
Total Consumer, Cyclical		2,259,224
Consumer, Non-cyclical – 0.5%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	792,000	791,754
5.50% due 12/21/22	464,740	464,935
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.00% due 08/19/21	493,750	480,172
American Tire Distributors, Inc.
5.25% due 09/24/21	294,866	286,298
Targus Group International, Inc.
15.00% due 12/31/19†††,1,10	76,008	111,549
13.75% due 06/07/16†††,1	213,346	–
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	98,002	97,022
Total Consumer, Non-cyclical		2,231,730
Financial – 0.5%
Magic Newco, LLC
5.00% due 12/12/18	962,533	966,382
12.00% due 06/12/19	100,000	104,500
Safe-Guard
6.25% due 08/19/21	493,857	464,226
Integro Parent, Inc.
6.75% due 10/08/22	233,674	222,574
6.75% due 10/31/22	12,731	12,127
6.76% due 10/31/22	3,009	2,866
Expert Global Solutions
8.50% due 04/03/18	100,000	99,750
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	155,909	80,033
Expert Global Solutions, Inc.
8.50% due 04/03/18	2,371	2,366
Total Financial		1,954,824

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4 – 5.3% (continued)
Communications – 0.3%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	$ 989,411	$ 987,818
Univision Communications, Inc.
4.00% due 03/01/20	98,171	98,048
Total Communications		1,085,866
Energy – 0.0%**
PSS Companies
5.50% due 01/28/20	195,922	127,349
Jonah Energy LLC
7.50% due 05/12/21	100,000	77,250
Total Energy		204,599
Total Senior Floating Rate Interests
(Cost $22,087,828)		21,510,139
CORPORATE BONDS†† – 4.8%
Energy – 1.5%
EQT Corp.
8.13% due 06/01/19[2]	1,200,000	1,309,853
4.88% due 11/15/21[2]	250,000	253,459
Antero Resources Corp.
5.63% due 06/01/23[2]	600,000	585,000
6.00% due 12/01/20[2]	305,000	302,713
5.38% due 11/01/21[2]	100,000	97,500
Comstock Resources, Inc.
10.00% due 03/15/20[6]	1,100,000	808,499
Hess Corp.
8.13% due 02/15/19[2]	650,000	721,869
Husky Energy, Inc.
3.95% due 04/15/22[2]	250,000	252,583
4.00% due 04/15/24[2]	195,000	193,887
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	300,000	306,375
Approach Resources, Inc.
7.00% due 06/15/21[2]	500,000	285,000
Halcon Resources Corp.
8.63% due 02/01/20[6]	300,000	283,125
Buckeye Partners, LP
4.35% due 10/15/24	250,000	236,984
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	200,000	185,500
SandRidge Energy, Inc.
8.75% due 06/01/20[6,10]	450,000	177,750

See notes to financial statements.

32 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
CORPORATE BONDS†† – 4.8% (continued)
Energy – 1.5% (continued)
DCP Midstream LLC
5.35% due 03/15/20[6]	$ 100,000	$ 96,263
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[9,10]	651,500	84,695
FTS International, Inc.
8.13% due 06/15/20[4,6]	100,000	83,929
Total Energy		6,264,984
Communications – 1.0%
Sprint Communications, Inc.
7.00% due 03/01/20[6]	900,000	928,791
9.00% due 11/15/18[6]	150,000	159,563
DISH DBS Corp.
5.88% due 11/15/24	1,050,000	971,786
T-Mobile USA, Inc.
6.00% due 04/15/24[2]	500,000	521,049
MDC Partners, Inc.
6.50% due 05/01/24[6]	500,000	483,750
Sprint Corp.
7.25% due 09/15/21	500,000	405,000
Avaya, Inc.
7.00% due 04/01/19[6]	150,000	108,750
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	100,000	104,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	100,000	104,000
CSC Holdings LLC
5.25% due 06/01/24	100,000	90,000
Total Communications		3,876,689
Basic Materials – 0.9%
Yamana Gold, Inc.
4.95% due 07/15/24[2]	3,150,000	2,976,750
GCP Applied Technologies, Inc.
9.50% due 02/01/23[6]	500,000	555,000
Mirabela Nickel Ltd.
2.37% due 06/24/19†††,1	91,950	22,988
1.00% due 09/10/44†††,1	1,918	–
TPC Group, Inc.
8.75% due 12/15/20[6]	8,000	6,160
Total Basic Materials		3,560,898

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

	Face
	Amount	Value
CORPORATE BONDS†† – 4.8% (continued)
Consumer, Non-cyclical – 0.6%
Tufts Medical Center, Inc.
7.00% due 01/01/38	$ 1,500,000	$ 1,752,864
WEX, Inc.
4.75% due 02/01/23[6]	250,000	230,000
ADT Corp.
6.25% due 10/15/21[2]	200,000	209,500
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[6]	100,000	101,250
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[6]	100,000	98,000
Total Consumer, Non-cyclical		2,391,614
Industrial – 0.3%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	688,000
Novelis, Inc.
8.75% due 12/15/20	200,000	207,500
8.38% due 12/15/17	100,000	102,250
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer
7.88% due 08/15/19	200,000	205,750
CEVA Group plc
7.00% due 03/01/21[6]	115,000	104,363
Total Industrial		1,307,863
Financial – 0.2%
Columbia Property Trust Operating Partnership LP
5.88% due 04/01/18[2]	750,000	793,379
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[6]	125,000	117,500
Total Financial		910,879
Technology – 0.2%
Micron Technology, Inc.
7.50% due 09/15/23[6]	550,000	577,500
Infor US, Inc.
6.50% due 05/15/22	200,000	183,500
Aspect Software, Inc.
3.00% due 05/25/23†††,1,6,11	62,284	62,284
Total Technology		823,284

See notes to financial statements.

34 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued		May 31, 2016

	Face
	Amount	Value
CORPORATE BONDS†† – 4.8% (continued)
Consumer, Cyclical – 0.1%
WMG Acquisition Corp.
6.75% due 04/15/22[6]	$ 200,000	$ 198,750
PF Chang’s China Bistro, Inc.
10.25% due 06/30/20[2,6]	125,000	116,250
Total Consumer, Cyclical		315,000
Total Corporate Bonds
(Cost $18,805,582)		19,451,211
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.5%
Residential Mortgage Backed Securities – 0.5%
LSTAR Securities Investment Trust
2015-4 A1, 2.44% due 04/01/20[4,6]	946,665	922,997
2015-10 A1, 2.44% due 11/01/20[4,6]	227,155	221,476
2015-1, 2.44% due 01/01/20[4,6]	223,043	217,667
2015-2, 2.44% due 01/01/20[4,6]	218,667	215,387
Nomura Resecuritization Trust
2012-1R, 0.88% due 08/27/47[2,4,6]	348,229	332,559
Banc of America Funding Ltd.
2013-R1 A5, 0.66% due 11/03/41[4,6]	148,354	134,978
Total Mortgage Backed Securities
(Cost $2,057,896)		2,045,064
Total Investments – 134.7%
(Cost $472,771,666)		$ 546,616,661
Other Assets & Liabilities, net – (34.7)%		(140,796,486)
Total Net Assets – 100.0%		$ 405,820,175

*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security was fair valued by the Valuation Committee at May 31, 2016. The total market value of fair valued securities amounts to $1,138,836, (cost $1,739,645) or 0.3% of total net assets.
2	All or a portion of these securities have been physically segregated or earmarked in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2016, the total market value of the segregated or earmarked securities was $286,623,855.
3	Perpetual maturity.
4	Variable rate security. Rate indicated is rate effective at May 31, 2016.
5	Security has no stated coupon. However, it is expected to receive residual cashflow payments on deal defined payment dates.
6	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $49,493,782 (cost $49,666,212), or 12.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 35

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

7	Rate indicated is the 7-day yield as of May 31, 2016.
8	Taxable municipal bond issued as part of the Build America Bond program.
9	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section
4(a)(2) securities is $94,397 (cost $526,141), or less than 0.1% of total net assets — See Note 12.
10	Security is in default of interest and/or principal obligations.
11	Payment-in-kind security.

plc	Public Limited Company

See Sector Classification in Supplemental Information section.
The following table summarizes inputs used to value the Trust’s investments at May 31, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Description	Quoted Prices	Inputs		Inputs		Total
Assets:
Common Stocks	$—	$71,733		$207,043		$278,776
Preferred Stocks	—	5,060,000		—	*	5,060,000
Short Term Investments	649,491	—		—		649,491
Municipal Bonds	—	454,801,915		—		454,801,915
Asset Backed Securities	—	42,820,065		—	*	42,820,065
Senior Floating Rate Interests	—	20,663,618		846,521		21,510,139
Corporate Bonds	—	19,365,939		85,272		19,451,211
Collateralized Mortgage Obligations	—	2,045,064		—		2,045,064
Total Assets	$649,491	$544,828,334		$1,138,836		$546,616,661
Liabilities:
Swap Agreements	$—	$1,206,831	**	$—		$1,206,831
Unfunded Loan Commitments	—	301,224		—		301,224
Total Liabilities	$—	$1,508,055		$—		$1,508,055

* Market value is less than $1.
** Represents the unrealized gain/loss at period end.

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

See notes to financial statements.

36 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2016

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at
Category	5/31/2016	Valuation Technique	Unobservable Inputs	Input Range
Senior Floating Rate Interests	$846,521	Enterprise Value	Valuation Multiple	4.9x-10.5x
Common Stocks	207,019	Enterprise Value	Valuation Multiple	4.9x-7.2x
Common Stocks	24	Model Price	Liquidation Value	—
Corporate Bonds	62,284	Enterprise Value	Valuation Multiple	7.2x
Corporate Bonds	22,988	Model Price	Liquidation Value	—

Significant changes in valuation multiples or liquidation values would generally result in significant changes in the fair value of the security.
Any remaining Level 3 securities held by the Trust and excluded from the table above were not considered material to the Trust.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
The transfers in and out of the valuation levels as of May 31, 2016 compared to the valuation levels at the end of the previous fiscal year are detailed below:

Transfer from Level 1 to Level 2	$5,060,000
Transfer from Level 1 to Level 3	24
Transfer from Level 3 to Level 2	51,286
Totals	$5,111,310

The transfers from Level 1 to Level 2 and from Level 1 to Level 3 are the result of a lack of an active market. The transfer from Level 3 to Level 2 is due to the availability of market price information at the period end.
Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2016:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
		Senior
	Asset	Floating
	Backed	Rate	Corporate	Common
	Securities	Interests	Bonds	Stocks	Total
Assets:
Beginning Balance	$92,811	$740,663	$83,800	$—	$917,274
Paydowns Received	(40,943)	(500,000)	—	—	(540,943)
Realized Gain/(Loss)	1,705	9,950	—	—	11,655
Change in Unrealized Gain/(Loss)	(21,535)	19,870	(69,731)	2,229	(69,167)
Purchases	—	487,500	62,284	—	549,784
Sales	—	—	—	—	—
Accrued discounts/(premiums)	19,248	(6,567)	2,451	—	15,132
Corporate Actions	—	95,105	6,468	204,790	306,363
Transfers into Level 3	—	—	—	24	24
Transfers out of Level 3	(51,286)	—	—	—	(51,286)
Ending Balance	$—	$846,521	$85,272	$207,043	$1,138,836
Net change in unrealized appreciation
(depreciation) for investments in securities
still held at May 31, 2016	$711	$18,341	$(67,280)	$2,229	$45,999

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 37

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2016

ASSETS:
Investments, at value (cost $472,771,666)	$546,616,661
Restricted cash	1,901,725
Cash	39,905
Receivables:
Interest	8,841,653
Investments sold	2,045,771
Other assets	877
Total assets	559,446,592
LIABILITIES:
Reverse repurchase agreements	89,686,030
Borrowings	61,709,544
Unrealized depreciation on swap agreements	1,206,831
Unfunded loan commitments, at value (Note 11) (Commitment fees received $309,375)	301,224
Interest due on borrowings	56,166
Payable for:
Investment advisory fees	284,340
Investments purchased	200,178
Fund accounting fees	20,855
Administration fees	10,490
Trustees’ fees and expenses*	6,157
Other liabilities	144,602
Total liabilities	153,626,417
NET ASSETS	$405,820,175
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share;
unlimited number of shares authorized,
17,416,307 shares issued and outstanding	$174,163
Additional paid-in capital	330,942,521
Undistributed net investment income	954,035
Accumulated net realized gain on investments	1,103,141
Net unrealized appreciation on investments	72,646,315
NET ASSETS	$405,820,175
Net asset value	$23.30
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

38 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2016
For the Year Ended May 31, 2016

INVESTMENT INCOME:
Interest	$30,787,127
Dividends	483,014
Total investment income	31,270,141
EXPENSES:
Investment advisory fees	3,171,132
Interest expense	1,580,768
Professional fees	154,301
Trustees’ fees and expenses*	129,172
Administration fees	119,342
Fund accounting fees	117,675
Excise tax expense	86,760
Printing fees	58,844
Custodian fees	23,430
Registration and filings	22,479
Insurance	20,558
Transfer agent fees	20,359
Miscellaneous	1,557
Total expenses	5,506,377
Net investment income	25,763,764
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	387,220
Foreign currency transactions	3,705
Swap agreements	(995,686)
Net realized loss	(604,761)
Net change in unrealized appreciation (depreciation) on:
Investments	3,561,307
Foreign currency translations	(1,683)
Swap agreements	(753,707)
Net change in unrealized appreciation (depreciation)	2,805,917
Net realized and unrealized gain	2,201,156
Net increase in net assets resulting from operations	$27,964,920
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 39

STATEMENTS OF CHANGES IN NET ASSETS		May 31, 2016

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,763,764	$25,747,471
Net realized gain (loss) on investments	(604,761)	2,000,779
Net change in unrealized appreciation
(depreciation) on investments	2,805,917	2,753,128
Net increase in net assets resulting from operations	27,964,920	30,501,378
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(28,517,701)	(25,757,274)
Capital gains	(355,413)	(3,115,294)
Total distributions to shareholders	(28,873,114)	(28,872,568)
SHAREHOLDER TRANSACTIONS:
Distributions reinvested	60,664	—
Net increase (decrease) in net assets	(847,530)	1,628,810
NET ASSETS:
Beginning of period	406,667,705	405,038,895
End of period	$405,820,175	$406,667,705
Undistributed net investment income at end of period	$954,035	$4,387,481

See notes to financial statements.

40 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2016
For the Year Ended May 31, 2016

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$27,964,920
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(3,561,307)
Net change in unrealized depreciation on foreign currency translations	1,683
Net change in unrealized depreciation on swap agreements	753,707
Net realized gain on investments	(387,220)
Net accretion of bond discount and amortization of bond premium	(966,170)
Purchase of long-term investments	(63,478,694)
Proceeds from sale of long-term investments	35,744,695
Paydowns received on mortgage and asset backed securities	8,558,742
Net proceeds of short-term investments	217,342
Corporate actions and other payments	35,965
Increase in interest receivable	(154,149)
Increase in investments sold receivable	(1,548,422)
Decrease in other assets	3,177
Increase in investments purchased payable	100,965
Increase in investment advisory fees payable	15,090
Commitment fees received on unfunded commitments	309,375
Increase in interest payable on borrowings	14,072
Increase in administration fees payable	368
Decrease in fund accounting fees payable	(4,444)
Increase in trustees’ fees and expenses payable	4,097
Decrease in other liabilities	(69,106)
Net Cash Provided by Operating and Investing Activities	3,554,686
Cash Flows From Financing Activities:
Distributions to common shareholders	(28,812,450)
Proceeds from reverse repurchase agreements	144,236,205
Payments made on reverse repurchase agreements	(144,752,592)
Proceeds from borrowings	41,200,000
Payments made on borrowings	(15,000,000)
Net Cash Used in Financing Activities	(3,128,837)
Net increase in cash	425,849
Cash at Beginning of Period (including restricted cash)	1,515,781
Cash at End of Period (including restricted cash)	1,941,630
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,572,064
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$60,664
Supplemental Disclosure of Non Cash Operating Activity:
Additional principle received on payment-in-kind bonds	$12,443

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 41

FINANCIAL HIGHLIGHTS	May 31, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012

Per Share Data:
Net asset value, beginning of period	$ 23.35	$ 23.26	$ 23.61	$ 23.49	$ 20.65
Income from investment operations:
Net investment income(a)	1.48	1.48	1.63	1.65	1.59
Net gain (loss) on investments (realized and unrealized)	0.13	0.27	(0.32)	0.07	2.74
Total from investment operations	1.61	1.75	1.31	1.72	4.33
Less distributions from:
Net investment income	(1.64)	(1.48)	(1.60)	(1.60)	(1.49)
Capital gains	(0.02)	(0.18)	(0.06)	—	—
Total distributions to shareholders	(1.66)	(1.66)	(1.66)	(1.60)	(1.49)
Net asset value, end of period	$ 23.30	$ 23.35	$ 23.26	$ 23.61	$ 23.49
Market value, end of period	$ 22.28	$ 21.64	$ 21.69	$ 22.70	$ 22.46
Total Return(b)
Net asset value	7.25%	7.64%	6.15%	7.48%	21.64%
Market value	10.95%	7.52%	3.54%	8.27%	23.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 405,820	$ 406,668	$ 405,039	$ 411,135	$ 408,960
Ratio to average net assets of:
Total expenses, including interest expense(c)	1.38%	1.32%	1.35%	1.38%	1.36%
Net investment income, including interest expense	6.47%	6.26%	7.37%	6.99%	7.33%
Portfolio turnover rate	7%	11%	10%	12%	7%
Senior Indebtness
Total Borrowings outstanding (in thousands)	$ 151,396	$ 125,712	$ 119,887	$ 129,992	$ 125,542
Asset Coverage per $1,000 of indebtedness(d)	$ 3,681	$ 4,235	$ 4,379	$ 4,163	$ 4,258

(a) Based on average shares outstanding.
(b) Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”)
or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment
Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

See notes to financial statements.

42 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2016

(c) Excluding interest expense, the operating expense ratio for the years ended May 31 would be:

2016	2015	2014	2013	2012
0.99%	1.02%	1.02%	1.02%	1.04%

(d) Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total asset and dividing by the total borrowings.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS	May 31, 2016

Note 1 – Organization:
Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
The value of interest rate swap agreements are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the CME price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.
(d) Distributions
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(e) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.
The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.
(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Trust. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS serves as the accounting agent of the Trust. As accounting agent, RFS is responsible for maintaining the books and records of the Trust’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets.

48 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 – quoted prices in active markets for identical assets or liabilities.
Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3– significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

realized gains for the calendar year. The Trust paid $86,760 or 0.5% per share of federal excise tax attributable to calendar year 2015.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of May 31, 2016, the following reclassification was made to the capital accounts of the Trust to reflect permanent book and tax differences relating to foreign currency transactions, paydown gains, excise tax paid, collateralized loan obligations, swap transactions and the reclassification of distributions from ordinary income to short-term capital gains. Net investment income, net realized gains and net assets were not affected by these reclassifications.

Additional	Undistributed Net	Accumulated Net
Paid-in Capital	Investment Income	Realized Gain
$ (86,759)	$ (679,509)	$ 766,268

As of May 31, 2106, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of	Gross Tax	Gross Tax	Net Tax
Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$ 472,185,871	$ 79,220,980	$ (4,790,190)	$ 74,430,790

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, and non-real estate investment trust return of capital and collateralized loan obligations.
As of May 31, 2016, tax components of accumulated earnings (excluding paid-in capital) were as follows:

Accumulated
Undistributed	Unrealized	Capital and
Ordinary Income	Appreciation	Other Losses
$ 1,472,658	$ 73,331,352	$ (100,519)

For the years ended May 31, 2016 and 2015, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2016	2015
Ordinary Income	$ 28,517,692	$ 26,849,752
Long-Term Capital Gain	355,422	2,022,816
	$ 28,873,114	$ 28,872,568

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
Pursuant to Federal income tax regulations applicable to investment companies, the Trust has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. For the year ended May 31, 2016, $100,519 of net capital

50 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until June 1, 2016.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the year ended May 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $63,478,694 and $35,744,695, respectively.
The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2016, the Trust engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Realized
Purchases	Sales	Gain (Loss)
$ —	$ 1,640,367	$ 11,952

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Duration – the use of an instrument to manage the interest rate risk of a portfolio.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

(a) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Trust receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Trust’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
The Trust had interest rate swap agreements outstanding during the year ended May 31, 2016, in order to help manage the cost of leverage and, indirectly, to manage duration. As of May 31, 2016, the total amount segregated in connection with swap agreements was $1,901,725. As of May 31, 2016, the Trust had swaps with a total notional value of $82,000,000 outstanding. Details of the swap agreements outstanding as of May 31, 2016, were as follows:

				Receive	Unrealized
	Termination	Notional	Fixed	Floating	Appreciation
Counterparty	Date	Amount ($000)	Rate	Rate	(Depreciation)
Bank of America	10/16/2019	$ 57,000	1.6440%	3 Month LIBOR	$ (949,776)
Bank of America	10/17/2019	$ 25,000	1.4605%	3 Month LIBOR	(257,055)
					$ (1,206,831)
Swaps are centrally cleared swaps.
The unrealized depreciation on interest rate swaps of $1,206,831 is presented as a liability on the Statement of Assets and Liabilities.
(b) Forward Foreign Currency Exchange Contracts
The Trust enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contracts is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract.

52 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

As of May 31, 2016, there were no forward foreign currency exchange contracts outstanding.
(c) Summary of Derivatives Information
The following table presents the types of derivatives in the Trust by location as presented on the Statement of Assets Liabilities as of May 31, 2016.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Interest Rate Risk	N/A	$ –	Unrealized depreciation	$1,206,831
			on swap agreements
Total		$ –		$1,206,831
The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2016.

Effect of Derivative Instruments on the Statement of Operations:

Amount of Net Realized Gain (Loss) on Derivatives
Primary Risk	Foreign Currency	Swap
Exposure	Transactions	Agreements	Total
Foreign Exchange Risk	$ 3,705	$ –	$ 3,705
Interest Rate Risk	–	(995,686)	(995,686)
Total	$ 3,705	$ (995,686)	$ (991,981)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Primary Risk	Foreign Currency	Swap
Exposure	Translations	Agreements	Total
Foreign Exchange Risk	$ (1,683)	$ –	$ (1,683)
Interest Rate Risk	–	(753,707)	(753,707)
Total	$ (1,683)	$ (753,707)	$ (755,390)

Derivative Volume

Forward Foreign Currency Exchange Contracts
The Trust had the following activity in forward foreign currency exchange contracts during the year ended May 31, 2016:

Average Settlement Value Purchased	$20,279
Average Settlement Value Sold	27,863

Swaps
For the year ended May 31, 2016, the swaps average daily notional value was $82,000,000 and the ending notional value was $82,000,000.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Note 8 – Offsetting:
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts of
		Gross Amounts	Liabilities	Gross Amounts Not
		Offset in the	Presented in	Offset in the Statement
Gross Amounts		the Statement	the Statement	of Assets & Liabilities
of Recognized		of Assets &	of Assets &	Financial	Net
Investment Type	Liabilities[1]	Liabilities	Liabilities	Instruments	Amount

Reverse Repurchase Agreement	$89,686,030	$ –	$89,686,030	$89,686,030	$ –

[1] Centrally cleared swaps are excluded from these reported amounts.

54 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Note 9 – Capital:
Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,416,307 issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
Beginning Shares	17,413,674	17,413,674
Shares issued through dividend reinvestment	2,633	–
Ending shares	17,416,307	17,413,674

Note 10 – Leverage:
Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker–dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2016, the average daily balance for which reverse repurchase agreements were outstanding amounted to $89,509,999. The weighted average interest rate was 0.91%.
As of May 31, 2016, there was $89,686,030 in reverse repurchase agreements outstanding. As of May 31, 2016, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
BNP Paribus	0.98%*	Open Maturity	$ 51,866,742
RBC Capital Markets	1.05%-1.55%	06/24/2016-08/01/2016	37,617,288
RBC Capital Markets	1.75%*	Open Maturity	202,000
			$ 89,686,030
*Variable rate security. Rate indicated is rate effective at May 31, 2016.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2016, aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31 – 90 days	90 days	Total
Municipal Bonds	$52,068,742	$22,006,088	$15,611,200	$ –	$89,686,030
Total Borrowings	$52,068,742	$22,006,088	$15,611,200	$ –	$89,686,030
Gross amount of recognized
liabilities for reverse
repurchase agreements	$52,068,742	$22,006,088	$15,611,200	$ –	$89,686,030

Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed is based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Fund borrows less than 50% available. As of May 31, 2016, there was $61,709,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the year was $39,887,686 with a related average interest rate of 1.37%. The maximum amount outstanding during the year ended was $62,709,544. As of May 31, 2016, the total value of securities segregated and pledged as collateral in connection with borrowings was $183,867,232.
The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 11 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments as of November 30, 2015. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $102,756,623.

56 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

As of May 31, 2016, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc	09/30/16	$44,220	$–
Mitel Networks	01/19/17	3,000,000	–
Solera LLC	03/03/21	2,250,000	301,224
		$5,294,220	$301,224

Note 12 – Restricted:
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Bush Truck Leasing LLC, 2011-AA,
5.00%, due 09/25/18	03/04/11	$9,586	$9,702
Schahin II Finance Company
SPV Ltd., 5.87% due 09/25/22	01/08/14	516,555	84,695
		$526,141	$94,397

Note 13 – Subsequent Event:
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements, except as noted below.
Effective July 26, 2016, the Trust’s name changed from Guggenheim Build America Bonds Managed Duration Trust to Guggenheim Taxable Municipal Managed Duration Trust.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2016

The Board of Trustees and Shareholders of Guggenheim Build America Bonds Managed Duration Trust
We have audited the accompanying statement of assets and liabilities of the Guggenheim Build America Bonds Managed Duration Trust (the Trust), including the portfolio of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Build America Bonds Managed Duration Trust at May 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
July 28, 2016

58 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)		May 31, 2016

Federal Income Tax Information
The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief and Reconciliation Act of 2003. See qualified dividend income column in the table below.

In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016. See dividend received deduction in the column below.

Qualified	Dividend
Dividend	Received
Income	Deduction
0.39%	0.39%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2016, the Trust had the corresponding percentages qualify as interest related dividends and quali-
fied short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying
% Qualifying	Short-Term
Interest	Capital Gain
91.27%	0.00%

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Trust was held on April 6, 2016. Shareholders voted on the election of Trustees.
With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Robert B. Karn III	14,593,380	174,020	148,507
Maynard F. Oliverius	14,586,705	179,167	150,035
Ronald E. Toupin, Jr.	14,622,569	141,758	151,580
The other Trustees of the Trust not up for election in 2016 were Randall C. Barnes, Donald C. Cacciapaglia, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, and Ronald A. Nyberg.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Trustees
The Trustees of the Guggenheim Build America Bonds Managed Duration Trust and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees

Independent Trustees:

Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	100	Current: Trustee, Purpose Investments Funds (2014-
(1951)

Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
					present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Committee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	96	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	96	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III	Trustee and Chairman	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present).	96	Current: Zincore Metals, Inc. (2009-present).
(1946)	of the
	Contracts Review Committee		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp (2011-2012).

Robert B. Karn III	Trustee and Chairman	Since 2010	Current: Consultant (1998-present).	96	Current: Peabody Energy Company (2003-present);
(1942)	of the Audit Committee		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).		GP Natural Resource Partners, LLC (2002- present).

Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2010	Current: Partner, Momkus McCluskey, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	102	Current: Edward-Elmhurst Healthcare System (2012-present).

60 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Maynard F. Oliverius	Trustee	Since 2014	Current: Retired.	96	Current: Fort Hays State University Foundation
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		(1999-present); Stormont- Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).
Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present).	99	Former: Bennett Group of
Toupin, Jr.	Chairman				Funds(2011-2013).
(1958)	of the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President,
			Nuveen Investment Advisory Corp. (1992-1999); Vice
			President and Manager, Nuveen Unit Investment Trusts
			(1991-1999); and Assistant Vice President and Portfolio
			Manager, Nuveen Unit Investment Trusts (1988-1999),
			each of John Nuveen & Co., Inc. (1982-1999).

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 61

SUPPLEMENTAL INFORMATION (Unaudited) continued					May 31, 2016

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	231
Current: Clear Spring Life Insurance
Company (2015-present); Guggenheim
Partners Japan, Ltd. (2014-present);
Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2017
—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of share-
holders for fiscal year ending May 31, 2018.
—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of share-
holders for fiscal year ending May 31, 2019.
***	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Trusts’ Adviser and/or the parent of the Adviser.

62 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued			May 31, 2016

Officers
The Officers of the Guggenheim Build America Bonds Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC
(1966)	Treasurer		(2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment
Belden, III			Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).
(1966)	Officer

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley	Assistant Treasurer	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee (1961)	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).

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SUPPLEMENTAL INFORMATION (Unaudited) continued			May 31, 2016

	Position(s)	Term of Office
Name, Address*	held with	and Length of
and Year of Birth	the Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
(1978)			(2007-present).
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the
(1979)	Treasurer		Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015);
Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund
(1974)	Treasurer		Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen

Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone (1979)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting Officer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
and Treasurer

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

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DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: 866-488-3559 or online at www.computershare.com/investor.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST (GBAB)	May 31, 2016

Guggenheim Build America Bonds Managed Duration Trust (the “Fund”) was organized as a Delaware statutory trust on June 30, 2010, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the investment management business of Guggenheim Partners and includes GFIA, GPIM and Security Investors, LLC.) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim

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AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2016

provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).
The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an

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AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2016

independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on October 28, 2010. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year and one-year periods ended December 31, 2015. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds included other closed-end funds that invest primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”) and excludes funds that generally employ less than 20% financial leverage. The Committee considered that the peer group of funds (with four constituent funds, including the Fund) is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee noted that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2015 and annualized for the three-year and since-inception periods ended December 31, 2015. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2016

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. Although the Fund’s total net expense ratio (excluding interest expense) was the highest of its peer group of four funds, its advisory fee (applicable to managed assets) was the lowest advisory fee of the peer group. The Committee also took into account the payment of an excise tax in 2015 and 2014 and noted Guggenheim’s view that given the investment returns achieved by the Fund, the returns generated on the assets retained in the Fund through the payment of the excise tax was in the best interest of the Fund, even though it resulted in an increased expense ratio.
The Committee compared the advisory fee paid by the Fund to the Adviser to the fees charged by the Adviser and/or the Sub-Adviser to other clients, including other funds (both registered investment companies and private funds) and separate accounts (“Other Clients”), that are considered to have similar investment strategies and policies as the Fund with respect to municipal securities. In considering the fees charged to Other Clients, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to private funds and separate accounts, including the additional resources and greater regulatory costs associated with the management of registered fund assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fee charged to Guggenheim Municipal Income Fund (“Municipal Income Fund”), another fund managed by Guggenheim, the Committee took into account the following: the Fund is a closed-end fund and Municipal Income Fund is an open-end fund. The Fund also focuses on taxable municipal securities which is a different market with different market dynamics than tax-exempt municipal securities, which is the focus of the Municipal Income Fund. Additionally, the Fund explicitly seeks to manage the duration of its portfolio. Guggenheim advises that each of the foregoing factors causes the Fund’s strategy to be more complex relative to Municipal Income Fund, which Guggenheim believes justifies the higher advisory fee. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Fund were sufficiently different from those provided to Other Clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing the other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed

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with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted that another Guggenheim affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also considered the competitiveness of the Fund’s advisory fee, which was the lowest advisory fee in its peer group, and noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key

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personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s primary investment objective of providing current income and the Fund’s secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund’s performance on an NAV basis exceeded the median return of its peer group of funds for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 33rd percentile for each of the five-year and three-year periods and in the 1st percentile for the one-year period. The Committee also noted that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark versus that of the Fund’s peers. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s performance in 2015 and since inception exceeded the market benchmark and peer group average with lower risk, measured by volatility, downside deviation, tracking error and down-capture, resulting in consistently superior risk-adjusted returns. The Committee also noted the portfolio characteristics that distinguish the Fund from its peers, including the diversification impact of the 20% “non-BABs” portion of the Fund’s portfolio.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2015.

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AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2016

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

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TRUST INFORMATION	May 31, 2016

Board of Trustees	Investment Adviser
Guggenheim Funds
Randall C. Barnes	Investment Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III	Investment Sub-Adviser
Robert B. Karn III	Guggenheim Partners Investment
Ronald A. Nyberg	Management, LLC
Maynard F. Oliverius	Santa Monica, CA
Ronald E. Toupin, Jr.,
Chairman
Accounting Agent and Administrator
* Trustee is an “interested person” (as defined	Rydex Fund Services, LLC
in section 2(a)(19) of the 1940 Act)	Rockville, MD
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the	Custodian
Investment Adviser and the Sub-Adviser.	The Bank of New York Mellon Corp.
New York, NY
Principal Executive Officers
Legal Counsel
Donald C. Cacciapaglia	Skadden, Arps, Slate, Meagher
President and Chief Executive Officer	& Flom LLP
New York, NY
Joanna M. Catalucci
Chief Compliance Officer	Independent Registered Public
Accounting Firm
Amy J. Lee	Ernst & Young LLP
Chief Legal Officer	McLean, VA

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

74 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

TRUST INFORMATION continued	May 31, 2016

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?

• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170;
(866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 75

ABOUT THE FUND MANAGERS
Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/16)

CEF-GBAB-AR-0516
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
     (2) Not applicable.
     (3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,867 and $48,398 for the fiscal years ended May 31, 2016 and May 31, 2015, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended May 31, 2016 and May 31, 2015 respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,323 and $10,026 for the fiscal years ended May 31, 2016 and May 31, 2015, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2016 and May 31, 2015, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services

•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $50,023 and $48,611 for the fiscal years ended May 31, 2016 and May 31, 2015, respectively.

 (h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2016:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC.: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director and Assistant Chief Investment Officer – 2007–Present.
James E. Pass – Senior Managing Director, Municipals	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, Municipals – 2009–Present.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2016:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	30	$11,737,415,089	0	$0
Other pooled investment vehicles	81	$21,792,397,203	34	$11,111,948,857
Other accounts	129	$117,676,647,876	7	$1,336,921,709

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	25	$13,075,583,855	0	$0
Other pooled investment vehicles	3	$3,386,299,188	2	$3,353,460,988
Other accounts	29	$89,697,813,798	1	$291,101,317

James Pass:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$610,476,514	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$226,145,172	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, and Mr. Pass for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh James Pass	None $100,001-$500,000 $10,001 - $100,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)     Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Taxable Municipal Managed Duration Trust
By:         /s/ Donald C. Cacciapaglia
Name:    Donald C. Cacciapaglia
Title:      President and Chief Executive Officer
Date:      August 8, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Donald C. Cacciapaglia
Name:     Donald C. Cacciapaglia
Title:       President and Chief Executive Officer
Date:       August 8, 2016
By:          /s/ John L. Sullivan
Name:     John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       August 8, 2016